First Internet Bancorp Investor Presentation Fourth Quarter 2017 Exhibit 99.1

Forward Looking Statement This presentation may contain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance or business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Factors that may cause such differences include: failures of or interruptions in the communications and information systems on which we rely to conduct our business; our plans to grow our commercial real estate, commercial and industrial, healthcare finance, and public finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the SEC. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. 2

Non-GAAP Financial Measures 3 This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity, tangible assets, tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets, net interest income – FTE and net interest margin – FTE, adjusted net income, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average shareholders’ equity, adjusted return on average tangible common equity, adjusted income tax expense and adjusted effective income tax rate are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this release under the caption “Reconciliation of Non-GAAP Financial Measures.”

Performance Summary

Strong balance sheet growth has driven increased earnings and overall growth in tangible book value per share

Diluted Earnings Per Share[1,2]



$0.53
$0.57
$0.55
$0.64
$0.43
$0.61
$0.71
$0.63
$0.41
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17

Pre-Tax, Pre-Provision Earnings[3]



Dollars in thousands
$4,676
$5,179
$6,823
$5,637
$4,890
$6,787
$7,925
$8,198
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17

Tangible Book Value Per Share[2]



$22.93
$23.67
$23.94
$23.04
$23.52
$24.43
$25.70
$26.09
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17

Total Assets



Dollars in millions
$1,528
$1,702
$1,824
$1,854
$2,053
$2,381
$2,633
$2,768
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17

Total Loans



Dollars in millions
$1,041
$1,112
$1,199
$1,251
$1,433
$1,698
$1,868
$2,091
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17

Total Deposits



Dollars in millions
$1,243
$1,389
$1,494
$1,463
$1,557
$1,732
$1,997
$2,085
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17

[1] 1Q17, 2Q17 and 3Q17 amount reflects full impact of offering of 945,000 shares of common stock in December 2016. 4Q17 amount reflects full impact of offering of 1,897,500 shares of common stock in September 2017.
[2] 4Q17 reported diluted EPS of $0.41 included the revaluation of the Company's net deferred tax asset which reduced diluted EPS by $0.22.
[3] See Reconciliation of Non-GAAP Financial Measures.

4

FIRST INTERNET BANCORP

Fourth Quarter 2017 Highlights  Quarterly net income of $3.5 million, down 29% from 3Q17 and 6% from 4Q16  Adjusted quarterly net income2 of $5.3 million, up 9% from 3Q17 and 44% from 4Q16  Quarterly diluted EPS1 of $0.41, down 42% from 3Q17 and 36% from 4Q16  Adjusted quarterly diluted EPS1,2 of $0.63, down 11% from 3Q17 and 2% from 4Q16  Quarterly net interest income of $15.4 million, up 8% over 3Q17 and 41% over 4Q16  Total quarterly loan growth of $222.7 million, or 12%  Total year-over-year loan growth of $840.4 million, or 67.2%  Total quarterly asset growth of $134.3 million, or 5%  Total year-over-year asset growth of $913.4 million, or 49% 1 4Q17 reported diluted EPS reflects the full impact of offering of 1,897,500 shares of common stock in September 2017. 2 See Reconciliation of Non-GAAP Financial Measures. 5

Corporate Overview Corporate Summary  First Internet Bank launched in 1999  First state-chartered FDIC-insured Internet bank  Headquartered in Fishers, IN with an office in Tempe, AZ  Industry pioneer in branchless delivery of consumer and commercial banking services  Nationwide deposit and lending footprint  Experienced management team  Strong balance sheet and earnings growth 6 4Q17 Financial Information  Total assets $2.8 billion  Total loans $2.1 billion  Total deposits $2.1 billion  TCE / tangible assets 1 7.94%  NPLs / total loans 0.04%  ROAA 0.52%  ROATCE 1 6.37%  Market capitalization 2 $336.1 million  Dividend yield 2 0.6%  NASDAQ Global Select Market INBK 1 See Reconciliation of Non-GAAP Financial Measures 2 Market valuation data as of January 22, 2018

Differentiated Business Model  Nationwide consumer banking provider  Proven online / mobile retail deposit platform using scalable technology backed by exceptional customer service  Low cost delivery channel creates customer value through competitive rates and low fees  Commercial banking franchise focused on select local and national markets 7  National, award-winning online direct-to-consumer mortgage banking platform  National, niche consumer lending segments with solid yields and asset quality Asset class and geographic diversity provides ability to generate top tier balance sheet and revenue growth funded by a loyal, efficient and growing deposit base Local National  C&I – Central Indiana  C&I – Arizona  Investor CRE – Central Indiana  Construction – Central Indiana  Single tenant lease financing  Public finance  Healthcare finance (via relationship with Lendeavor)

Strategic Objectives  Drive revenue growth and positive operating leverage  Achieve consistent strong profitability  Deploy capital in an accretive manner focused on building shareholder value  Capitalize on consumer trends by capturing greater deposit market share among digital banking adopters  Maintain strong asset quality and focus on disciplined risk management  Expand asset generation channels to supplement growth and increase profitability  Continue investing in technology to remain a digital banking leader and increase efficiency 8

9 Corporate Recognition First Internet Bank has been recognized for its innovation and is consistently ranked among the best banks to work for, enhancing its ability to attract and retain top-level talent  Top Rated Online Business Bank in 2017 – Advisory HQ  TechPoint 2016 Mira Award “Tech-enabled Company of the Year”  Top 10 finalist – 2016 Indiana Public Company of the year presented by the CFA Society and FEI  Magnify Money ranked #1 amongst 2016 Best Banking Apps (Banker’s “Online Direct Banks”)  American Banker’s “Best Banks to Work For”  2017  2016  2015  2014  2013  “Top Workplaces in Indianapolis” The Indianapolis Star  2017 (#2 on the list)  2016  2015  2014  “Best Places to Work in Indiana”  2017  2016  2013  Mortgage Technology 2013 awarded top honors in the Online Mortgage Originator category

Consistent Balance Sheet Growth 10 Execution of the business strategy has driven consistent and sustainable balance sheet growth CAGR: 34.2% CAGR: 42.3% CAGR: 31.5% CAGR: 29.7% Total Assets Total Loans Total Deposits Shareholders' Equity $636 $802 $971 $1,270 $1,854 $2,768 2012 2013 2014 2015 2016 2017 Dollars in millions $358 $501 $732 $954 $1,251 $2,091 2012 2013 2014 2015 2016 2017 Dollars in millions $531 $673 $759 $956 $1,463 $2,085 2012 2013 2014 2015 2016 2017 Dollars in millions $61 $91 $97 $104 $154 $224 2012 2013 2014 2015 2016 2017 Dollars in millions

Five Year Balance Sheet Growth  Five year balance sheet growth rates far exceed the median rates for similar institutions  INBK growth over this period has been primarily organic as opposed to through acquisitions 11 Source: Company data and SNL Financial; financial data as of December 31, 2017; peer data represents median value of component companies. SNL Small Cap US Banks represent publicly traded small cap banks with a market capitalization of between $250 million and $1 billion; peer data based on index components as of December 31, 2017. Five Year Total Asset Growth Five Year Total Loan Growth Five Year Total Deposit Growth 484% 106% INBK SNL Small Cap US Banks 293% 85% INBK SNL Small Cap US Banks 335% 86% INBK SNL Small Cap US Banks

Earnings and Profitability 12 The Company remains focused on driving earnings growth and improving profitability 1 See Reconciliation of Non-GAAP Financial Measures. 2 4Q17 reported net income of $3.5 million included the revaluation of the Company’s net deferred tax asset which reduced net income by $1.8 million and negatively impacted ROAA and ROATCE. Net Income1,2 Net Interest Margin - FTE1 Return on Average Assets1,2 Return on Average Tangible Common Equity1,2 $2,432 $2,834 $3,098 $3,710 $2,832 $4,001 $4,895 $3,498 $5,344 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Dollars in thousands 2.80% 2.43% 2.47% 2.48% 2.57% 2.53% 2.52% 2.59% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 0.72% 0.71% 0.71% 0.81% 0.60% 0.73% 0.78% 0.52% 0.80% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 9.63% 10.07% 9.41% 11.24% 7.65% 10.25% 11.51% 6.37% 9.73% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17

Increasing Economies of Scale 13 Scalable, technology-driven model delivers increasing efficiency and is a key component driving improved operating leverage Net Interest Income Noninterest Expense / Average Assets Efficiency Ratio Total Assets Per FTE 2.08% 1.98% 1.93% 1.77% 1.85% 1.63% 1.50% 1.45% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 60.0% 60.3% 55.9% 59.1% 64.0% 56.8% 54.2% 54.2% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 $9.4 $9.6 $9.5 $9.7 $10.3 $12.1 $12.9 $13.4 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Dollars in millions $9,141 $9,306 $10,338 $10,904 $11,457 $12,974 $14,191 $15,360 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Dollars in thousands

Loan Portfolio Overview



Commercial and industrial[1]
Commercial real estate
Single tenant lease financing
Healthcare finance
Public finance
Residential mortgage/HE/HELOCs
Consumer
15%
7%
26%
38%
14%
2014
15%
7%
39%
27%
12%
2015
13%
5%
49%
19%
14%
4Q16
11%
4%
47%
5%
20%
13%
1Q17
11%
3%
44%
11%
19%
12%
2Q17
11%
3%
42%
1%
14%
17%
12%
3Q17
9%
3%
38%
2%
21%
16%
11%
4Q17

Dollars in thousands	2014	2015	4Q16	1Q17	2Q17	3Q17	4Q17
Commercial loans							
Commercial and industrial	$ 77,232	$ 102,000	$ 102,437	$ 97,487	$ 107,569	$ 122,587	$ 122,940
Owner-occupied commercial real estate	34,295	44,462	57,668	62,887	66,952	75,986	75,768
Investor commercial real estate	22,069	16,184	13,181	8,510	10,062	7,430	7,273
Construction	24,883	45,898	53,291	49,618	45,931	50,367	49,213
Single tenant lease financing	192,608	374,344	606,568	665,382	747,790	783,918	803,299
Public finance	-	-	-	77,995	179,873	269,347	438,341
Healthcare finance	-	-	-	-	2,810	12,363	31,573
Total commercial loans	351,087	582,888	833,145	961,879	1,160,987	1,321,998	1,528,407
Consumer loans							
Residential mortgage	220,612	214,559	205,554	246,014	292,997	291,382	299,935
Home equity	58,434	43,279	35,036	34,925	33,312	31,236	30,554
Trailers	63,288	67,326	81,186	86,692	94,036	97,811	101,369
Recreational vehicles	30,605	38,597	52,350	57,234	63,514	66,619	69,196
Other consumer loans	3,201	2,389	39,913	44,265	51,052	56,490	56,968
Total consumer loans	376,140	366,150	414,039	469,130	534,911	543,538	558,022
Net def. loan fees, prem. and disc.	5,199	4,821	3,605	2,181	2,523	2,951	4,764
Total loans	$ 732,426	$ 953,859	$ 1,250,789	$ 1,433,190	$ 1,698,421	$ 1,868,487	$ 2,091,193

[1] Includes commercial and industrial and owner-occupied commercial real estate balances

14

FIRST INTERNET BANCORP

Commercial Real Estate Single tenant lease financing overview:  Long term lease financing of single tenant properties occupied by financially strong lessees  Originations / commitments over the past twelve months exceeded $286 million  Nationwide platform provides ability to capitalize on national correspondent network  Expertise in asset class with streamlined execution and credit process  Strong historic credit performance  Average portfolio LTV of approximately 52% 15 Commercial real estate balances increased $186.7 million, or 27.7%, since 4Q16 Single Tenant Lease Financing Portfolio Diversity As of % of Dollars in millions December 31, 2017 total Single tenant lease financing $803.3 93.5% Construction 49.2 5.7% Investor commercial real estate 7.3 0.8% Total commercial real estate $859.8 100.0% 8.0% 7.9% 5.2% 4.5% 4.1% 70.3% Walgreen's Red Lobster CVS Burger King Rite Aid All others 16.4% 6.3% 6.1% 6.1% 5.7% 59.4% Texas Florida Georgia California North Carolina All others

Commercial and Industrial Commercial and industrial overview:  Originations / commitments over the past twelve months exceeded $110 million  Primarily serves the borrowing and treasury management needs of small and middle- market businesses  Seasoned banking team leverages market knowledge and experience to serve clients in a relationship-based approach  Business line built organically, adding select personnel with specialized product or market expertise  Indiana team focuses on central Indiana and ancillary Midwestern markets  Added to Arizona team to further enhance origination efforts  Strong credit performance to date 16 Commercial and industrial balances increased $38.6 million, or 24.1%, since 4Q16 As of % of Dollars in millions December 31, 2017 total Commercial and industrial $122.9 61.9% Owner-occupied CRE 75.8 38.1% Total commercial and ind. $198.7 100.0% Commercial & Industrial Balances $55.2 $77.2 $102.0 $102.4 $122.9 $18.1 $34.3 $44.5 $57.7 $75.8 2013 2014 2015 2016 2017 Commercial and industrial Owner-occupied CRE Dollars in millions $73.3 $111.5 $146.5 $198.7 $160.1

Public Finance

Public finance originations during 2017 have totaled $449.8 million

Public Finance Balances



Dollars in millions
$78.0
$179.9
$269.3
$438.3
1Q17
2Q17
3Q17
4Q17

Public finance overview:

- Launched in January 2017
- Provides a range of credit solutions for government and not-for-profit entities
- Borrowers' needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing
- Initial efforts have focused on borrowers in Indiana and contiguous states
- Recent team additions will strengthen efforts in equipment and energy finance and build out nationwide platform

Portfolio Composition



37.5%
19.6%
15.2%
10.6%
6.5%
4.0%
3.9%
2.1%
0.6%
General Obligation/G.O. Equivalent
Water & sewer revenue
Lease rental revenue
Essential use equipment loans
Tax Incremental Financing (TIF) districts
Public higher education facilities
Gaming revenues
Income tax supported loans
Short term financing (BAN)

Borrower Credit Rating



45.9%
19.4%
15.3%
13.6%
5.8%
AA+/Aa1
A/A2
NR
A+/A1
BBB+/Baa1

17

FIRST INTERNET BANCORP

Healthcare Finance Healthcare finance overview:  Launched in second quarter 2017  Strategic partnership with San Francisco – based Lendeavor  Currently focused on dental and veterinary practices  Borrowers’ needs include practice finance or acquisition, acquiring or refinancing owner-occupied commercial real estate and equipment purchases  Initial efforts have primarily focused on west coast with plans to expand nationwide 18 Healthcare finance originations during 2017 have totaled $32.2 million Portfolio Composition 54.2% 10.3% 10.2% 25.3% California Texas Nevada Other 79.0% 17.2% 3.8% Practice Refinance or Acquisition Owner Occupied CRE Equipment Healthcare Finance Balances $2.8 $12.4 $31.6 2Q17 3Q17 4Q17 Dollars in millions

Residential Mortgage 19 Last 12 Months of Mortgage Originations – Regional Distribution  Award-winning national online origination platform  Highly efficient application and underwriting process  Sales and marketing efforts re-focused on purchase mortgage business  Full range of residential mortgage and home equity products  Central-Indiana based construction loan program 21.8% 10.1% 29.4% 19.0% 19.7%

Nationwide Branchless Deposit Franchise 20 Total Deposits – $2.1 Billion – Regional Distribution As of December 31, 2017  Nationwide consumer, small business and commercial deposit base  Scalable technology and customer convenience supported by exceptional service  Deposit relationships in all 50 states, including desirable metropolitan markets  Average consumer interest checking account balance of $16,673 far exceeds the national average $339.5 million 16.3% $171.9 million 8.2% $827.4 million 39.7% $395.3 million 19.0% $350.9 million 16.8% $1.5 million of balances in US territories/Armed Forces included in headquarters/Midwest balance

Deposit Composition  Total deposits increased $622.0 million, or 42.5%, since 4Q16  Treasury management, small business deposits and municipal deposits provide significant opportunities for increasing lower-cost deposits 21 Total Deposits - $2,084.9 Million As of December 31, 2017 Total Non-Time Deposits - $688.8 Million As of December 31, 2017 $44.7 2% $94.7 5% $49.9 2% $499.5 24% $1,396.1 67% Noninterest-bearing deposits Interest-bearing demand deposits Savings accounts Money market accounts Time deposits $91.5 13% $168.7 25% $61.9 9% $366.7 53% Treasury management Small business Public funds Consumer

Asset Quality 22 Asset quality has improved significantly while balance sheet growth has continued on a strong upward trend NPAs / Total Assets NPLs / Total Loans Allowance for Loan Losses / NPLs Net Charge-Offs (Recoveries) / Average Loans 1.62% 0.90% 0.50% 0.37% 0.31% 0.21% 2012 2013 2014 2015 2016 2017 1.23% 0.37% 0.04% 0.02% 0.09% 0.04% 2012 2013 2014 2015 2016 2017 133.3% 293.0% 1,959.5% 5,000.6% 1,013.9% 1,784.3% 2012 2013 2014 2015 2016 2017 0.69% 0.17% 0.00% (0.07%) 0.15% 0.15% 2012 2013 2014 2015 2016 2017

Capital 23  Following the initial public offering in late 2013, the Company deployed capital to fund commercial loan growth, driving revenue growth and improved profitability  2016/2017 capital offerings:  2Q16: raised $22.8 million of common equity  3Q16: issued $25.0 million in publicly traded subordinated debt  4Q16: raised $23.5 million of common equity  3Q17: raised $55.0 million of common equity  Strong insider ownership ensures board, management and shareholder interests are aligned Tangible Common Equity1 Regulatory Capital Ratios 1 1 1 See Reconciliation of Non-GAAP Financial Measures $22.24 $22.93 $23.67 $23.94 $23.04 $23.52 $24.43 $25.70 $26.09 7.9% 6.8% 7.7% 7.3% 8.1% 7.5% 6.7% 8.2% 7.9% 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 TBV Per Share TCE / TA 8.3% 7.7% 8.1% 7.6% 8.7% 8.4% 7.5% 8.9% 8.5% 10.1% 9.4% 10.7% 10.1% 11.5% 10.9% 9.7% 11.9% 11.4% 12.3% 11.4% 12.5% 13.7% 15.0% 14.2% 12.7% 14.7% 14.1% 2015 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Tier 1 Leverage Tier 1 Capital Total Capital

Efficiency Ratio < 50% Noninterest Expense / Average Assets < 1.40% ROATCE 1 12.00% ROAA 0.90% + Expected Quarterly Results at $3.8-$4.0B Enhancing franchise value 1 Operating seamlessly 2 Remaining agile 3  Remain opportunistic  Constant evolution and refinement of our business model  Add asset generation channels and diversified revenue streams  Deliver increased operating leverage, profitability and earnings growth  Maintain strict credit quality standards, enterprise risk management  Invest in people, process and technology; capitalize on our award- winning culture 1 Assumes average tangible common equity/tangible assets of 7.50%. Execution 24

Investment Summary  Strong earnings growth improving profitability  Demonstrated track record of deploying capital to fuel loan growth while maintaining strong asset quality  Investments in commercial lending platforms are producing results  Geographic and credit product diversity provide ability to generate sustained balance sheet growth  Consumer banking platform well-positioned to capitalize on changing consumer preferences  Full service, technology-driven model designated to deliver increasing efficiency  Experienced management team committed to building shareholder value 25

Reconciliation of Non-GAAP Financial Measures

Dollars in thousands	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17
Total equity - GAAP	$107,830	$135,679	$137,154	$153,942	$157,491	$163,830	$220,867	$224,127
Adjustments:								
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible common equity	$103,143	$130,992	$132,467	$149,255	$152,804	$159,143	$216,180	$219,440
Total assets - GAAP	$ 1,527,719	$ 1,702,468	$ 1,824,196	$ 1,854,335	$ 2,052,803	$ 2,381,271	$ 2,633,422	$ 2,767,687
Adjustments:								
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible assets	$ 1,523,032	$ 1,697,781	$ 1,819,509	$ 1,849,648	$ 2,048,116	$ 2,376,584	$ 2,628,735	$ 2,763,000
Common shares outstanding	4,497,284	5,533,050	5,533,050	6,478,050	6,497,662	6,513,577	8,411,077	8,411,077
Book value per common share	$23.98	$24.52	$24.79	$23.76	$24.24	$25.15	$26.26	$26.65
Effect of goodwill	(1.05)	(0.85)	(0.85)	(0.72)	(0.72)	(0.72)	(0.56)	(0.56)
Tangible book value per common share	$22.93	$23.67	$23.94	$23.04	$23.52	$24.43	$25.70	$26.09
Total shareholders' equity to assets ratio	7.06%	7.97%	7.52%	8.30%	7.67%	6.88%	8.39%	8.10%
Effect of goodwill	(0.29%)	(0.25%)	(0.24%)	(0.23%)	(0.21%)	(0.18%)	(0.17%)	(0.16%)
Tangible common equity to tangible assets ratio	6.77%	7.72%	7.28%	8.07%	7.46%	6.70%	8.22%	7.94%
Total average equity - GAAP	$106,278	$117,913	$135,666	$135,974	$154,798	$161,228	$173,459	$222,670
Adjustments:								
Average goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Average tangible common equity	$101,591	$113,226	$130,979	$131,287	$150,111	$156,541	$168,772	$217,983
Return on average shareholders' equity	9.20%	9.67%	9.08%	10.85%	7.42%	9.95%	11.20%	6.23%
Effect of goodwill	0.43%	0.40%	0.33%	0.39%	0.23%	0.30%	0.31%	0.14%
Return on average tangible common equity	9.63%	10.07%	9.41%	11.24%	7.65%	10.25%	11.51%	6.37%

26

FIRST INTERNET BANCORP

Reconciliation of Non-GAAP Financial Measures 27 1 Assuming a 35% tax rate Dollars in thousands 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 Net Income 2,432$ 2,834$ 3,098$ 3,710$ 2,832$ 4,001$ 4,895$ 3,498$ Adjustments: Income tax provision 1,298 1,421 1,521 1,671 1,023 1,464 1,694 3,521 Provision for loan losses 946 924 2,204 256 1,035 1,322 1,336 1,179 Pre-tax, pre-provision earnings 4,676$ 5,179$ 6,823$ 5,637$ 4,890$ 6,787$ 7,925$ 8,198$ Net interest income 9,141$ 9,306$ 10,338$ 10,904$ 11,457$ 12,974$ 14,191$ 15,360$ Adjustment : Fully-taxable equivalent adjustments 1 69 144 239 256 306 543 1,280 1,555 Net interest income - FTE 9,210$ 9,450$ 10,577$ 11,160$ 11,763$ 13,517$ 15,471$ 16,915$ Net interest margin 2.78% 2.39% 2.42% 2.42% 2.50% 2.43% 2.31% 2.35% Effect of fully-taxable equivalent adjustments 1 0.02% 0.04% 0.05% 0.06% 0.07% 0.10% 0.21% 0.24% Net interest margin - FTE 2.80% 2.43% 2.47% 2.48% 2.57% 2.53% 2.52% 2.59%

Reconciliation of Non-GAAP Financial Measures

Dollars in thousands	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17
Net income - GAAP	$ 2,432	$ 2,834	$ 3,098	$ 3,710	$ 2,832	$ 4,001	$ 4,895	$ 3,498
Adjustments:								
Net deferred tax asset revaluation	-	-	-	-	-	-	-	1,846
Adjusted net income	$2,432	$2,834	$3,098	$3,710	$2,832	$4,001	$4,895	$5,344
Diluted average common shares outstanding	4,575,555	4,992,025	5,622,181	5,761,931	6,602,200	6,597,991	6,854,614	8,527,599
Diluted earnings per share - GAAP	$ 0.53	$ 0.57	$ 0.55	$ 0.64	$ 0.43	$ 0.61	$ 0.71	$ 0.41
Adjustments:								
Effect of net deferred tax asset revaluation	-	-	-	-	-	-	-	0.22
Adjusted diluted earnings per share	$ 0.53	$ 0.57	$ 0.55	$ 0.64	$ 0.43	$ 0.61	$ 0.71	$ 0.63
Return on average assets	0.72%	0.71%	0.71%	0.81%	0.60%	0.73%	0.78%	0.52%
Effect of net deferred tax asset revaluation	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.28%
Adjusted return on average assets	0.72%	0.71%	0.71%	0.81%	0.60%	0.73%	0.78%	0.80%
Return on average shareholders' equity	9.20%	9.67%	9.08%	10.85%	7.42%	9.95%	11.20%	6.23%
Effect of net deferred tax asset revaluation	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.29%
Adjusted return on average shareholders' equity	9.20%	9.67%	9.08%	10.85%	7.42%	9.95%	11.20%	9.52%
Return on average tangible common equity	9.63%	10.07%	9.41%	11.24%	7.62%	10.25%	11.51%	6.37%
Effect of net deferred tax asset revaluation	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.36%
Adjusted return on average tangible common equity	9.63%	10.07%	9.41%	11.24%	7.62%	10.25%	11.51%	9.73%

28

FIRST INTERNET BANCORP

Reconciliation of Non-GAAP Financial Measures 29 Dollars in thousands 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 In ome tax expense - GAAP 1,298$ 1,521$ 1,421$ 1,671$ 1,023$ 1,464$ 1,694$ 3,521$ Adjustments: Net deferred tax asset revaluation - - - - - - - (1,846) Adjusted income tax expense $1,298 $1,521 $1,421 $1,671 $1,023 $1,464 $1,694 $1,675 Effective income tax rate 34.8% 33.4% 32.9% 31.1% 26.5% 26.8% 25.7% 50.2% Effect of net deferred tax asset revaluation 0.0 0.0 0.0 0.0 0.0 0.0 0.0 -26.3 Adjusted effective income tax rate 34.8% 33.4% 32.9% 31.1% 26.5% 26.8% 25.7% 23.9%

First Internet Bancorp Investor Presentation Fourth Quarter 2017